                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             PrimeEnergy Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

                            PRIMEENERGY CORPORATION

                                   TO BE HELD

                                 June 14, 1995

                             ---------------------

     Notice is hereby given that the Annual Meeting of Stockholders of PrimeEnergy Corporation will be held on Wednesday, June 14, 1995, 10:00 a.m., EDT, at The Landmark Club, 22nd Floor, One Landmark Square, Stamford, Connecticut, for the following purposes:

          1. To elect a Board of Directors of fourteen (14) persons as nominated in the accompanying Proxy Statement, such Directors to hold office until the next annual meeting of stockholders and until their successors are elected; and

          2. To transact such other procedural business as may properly be brought before the meeting or at any adjournment or adjournments thereof.

     Said meeting may be adjourned from time to time without other notice than by announcement at said meeting, or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted at any such adjournment.

     The Board of Directors has fixed April 17, 1995, as the date for the taking of a record of the stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed.

     Enclosed is a form of proxy solicited by the Board of Directors of the Company. Stockholders who do not plan to attend the meeting in person are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the meeting and prefer to vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            JAMES F. GILBERT
                                            Secretary

April 26, 1995

                            PRIMEENERGY CORPORATION

                              ONE LANDMARK SQUARE
                          STAMFORD, CONNECTICUT 06901

                                PROXY STATEMENT

             SOLICITATION BY THE BOARD OF DIRECTORS OF PROXIES FROM
                STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 14, 1995

     The Board of Directors of PrimeEnergy Corporation, a Delaware corporation, (hereinafter called the "Company") solicits your proxy in the enclosed form which, if you do not plan to attend the Annual Meeting of Stockholders of the Company on Wednesday, June 14, 1995, you are requested to fill out, sign as indicated and return to the Company in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by notice in person or in writing to the Company. The approximate day on which the proxy statement and form of proxy will be sent to security holders is April 26, 1995.

     Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. In addition, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing.

     Only stockholders of record at the close of business on April 17, 1995, are entitled to vote at the 1995 Annual Meeting. At that date the Company had outstanding and entitled to vote 5,521,319 shares of Common Stock, each share entitling the record holder thereof to one vote.

     All shares of the Company represented by proxies received in time and in proper form and condition and not revoked will be voted as specified in the proxy; or in the absence of specific direction, the proxy will be voted by the person designated therein:

          FOR the election as Directors of the Company of the fourteen (14) nominees named below, to hold office until the next annual meeting of stockholders and until their respective successors shall be duly elected. In the event any of the nominees should become unable to serve as a Director, the proxies will be voted in accordance with the best judgment of the person acting under it.

     The election of Directors will require the affirmative votes of a plurality of the shares of the Common Stock voting in person or by proxy at the Annual Meeting. The Company's transfer agent will tabulate all votes which are received prior to the date of the Annual Meeting. The Company will appoint two inspectors of election, who may be officers or employees, to receive the transfer agent's tabulation, to tabulate all other votes, and to certify the results of the elections. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting (i.e., for quorum purposes), but shall not be counted.

     The management knows of no matters to be submitted to the 1995 Annual Meeting with respect to which the stockholders are entitled to vote other than the election of Directors, but if other procedural matters do properly come before the meeting the persons named in the proxy will vote according to their best judgment.

                        SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Common Stock of the Company owned beneficially by any person, including any "group" as that term is defined in Section 12d(3) of the Securities Exchange Act of 1934, known to the Company to be the beneficial owner of five percent (5%) or more of the Common Stock, as of April 17, 1995. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Except as indicated, all shares are held directly, with full voting and dispositive powers, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those named persons holding options presently exercisable or within 60 days of April 17, 1995, includes the number of shares to be issued upon exercise of such options.

                                   AMOUNT AND NATURE
       NAME AND ADDRESS              OF BENEFICIAL       PERCENT
      OF BENEFICIAL OWNER              OWNERSHIP         OF CLASS
- -------------------------------    -----------------     --------
McJunkin Corporation                   1,127,221           20.42
835 Hillcrest Drive
Charleston, West Virginia 25311

Charles E. Drimal, Jr.                 1,212,706(1)        19.35
One Landmark Square
Stamford, Connecticut 06901

Robert de Rothschild                     530,361(2)         9.61
1251 Avenue of the Americas
51st Floor
New York, New York 10020

Jan K. Smeets                            293,732(3)         5.32
9 Locust Avenue
Larchmont, New York 10538

- ---------------

(1) Includes 457,506 shares held directly; 7,700 shares held as custodian for Mr. Drimal's minor son; and 747,500 shares subject to options presently exercisable or within 60 days.

(2) Includes 14,000 shares held directly; 22,629 shares held of record by a trust of which Mr. de Rothschild is the beneficiary; 293,732 shares held of record by The American Energy Co., Inc., a private company controlled by, or for the benefit of Mr. de Rothschild; 200,000 shares held of record by Amrace, Inc., a private company controlled by, or for the benefit of, Mr. de Rothschild.

(3) Shares held of record by Batavia Holdings, Inc., a private company controlled by Mr. Smeets.

     In addition to those persons set forth to the table above, CEDE & Co. was the record holder of more than 5% of the Common Stock as of April 17, 1995; however, the Company does not know the nature of the beneficial ownership of such shares.

     The following table sets forth information at April 17, 1995, with respect to the shares of the Company's Common Stock beneficially owned by the Company's Directors and nominees and by all Directors and officers of the Company as a group:

                                        AMOUNT
                                     BENEFICIALLY
              NAME                     OWNED(1)       PERCENT OF CLASS (1)
- ---------------------------------    ------------     ----------------
Samuel R. Campbell                        161,317(2)        2.92
Beverly A. Cummings                       100,000(3)        1.78
Charles E. Drimal, Jr.                  1,212,706(4)       19.35
Charles E. Drimal, Sr.                    201,000           3.64
Matthias Eckenstein                       252,289(5)        4.57
H. Gifford Fong                           200,000           3.62
Thomas S. T. Gimbel                        75,000           1.36
Clint Hurt                                274,269(6)        4.97
Robert de Rothschild                      530,361(7)        9.61
Jarvis J. Slade                            11,490      Less than one
Jan K. Smeets                             293,732(8)        5.32
Bennie H. Wallace, Jr.                     50,000(3)   Less than one
Gaines Wehrle                                none(9)   Less than one
Michael H. Wehrle                          18,000(9)   Less than one
All Directors and officers              3,390,670(2)(3)     52.74
  as a group                               (4)(5)(6)(7)
                                             (8)(9)(10)

- ---------------

 (1) Unless otherwise indicated, all shares are owned directly and the holder thereof has sole voting and investment powers with respect thereto, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those persons, or group, holding options presently exercisable or within 60 days, includes the number of shares to be issued upon exercise of such options.

 (2) Includes 25,000 shares held of record by Mr. Campbell's wife, Camille Campbell.

 (3) Represents shares subject to options presently exercisable or within 60 days.

 (4) Includes 457,506 shares held directly; 7,700 shares held as custodian for Mr. Drimal's minor son; and 747,500 shares subject to options presently exercisable or within 60 days.

 (5) Includes 160,289 shares held directly and 92,000 shares held of record by Arctic, Inc., a private company controlled by Mr. Eckenstein.

 (6) Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.

 (7) Includes 14,000 shares held directly; 22,629 shares held of record by a trust of which Mr. de Rothschild is the beneficiary; 293,732 shares held of record by The American Energy Co., Inc., a private company controlled by, or for the benefit of, Mr. de Rothschild; 200,000 shares held of record by Amrace, Inc., a private company controlled by, or for the benefit of, Mr. de Rothschild.

 (8) Shares held of record by Batavia Holdings, Inc., a private company controlled by Mr. Smeets.

 (9) Does not include any beneficial ownership of such persons in 1,127,221 shares held of record by McJunkin Corporation, a private company, by reason of their positions with, or ownership of interests in, McJunkin Corporation.

(10) Includes 10,000 shares subject to options held by an officer, presently exercisable or within 60 days and 506 shares held by such officer.

                        DIRECTORS AND EXECUTIVE OFFICERS

     At the 1995 Annual Meeting, the stockholders of the Company will elect fourteen (14) Directors, in each case to hold office until the next annual meeting or until their respective successors shall be duly elected. There will be submitted by the management to the 1995 Annual Meeting for election as Directors, the fourteen (14) nominees whose names, together with certain information concerning them, are set out below. In the event any of the nominees shall become unable to serve as a Director, the proxy will be voted in accordance with the best judgment of the person acting under it; however, no circumstances are at present known which would render any nominee unavailable.

                                                                           OFFICES HELD
                                                                             WITH THE           DIRECTOR
     NOMINEE                 AGE         PRINCIPAL OCCUPATION                COMPANY              SINCE
     -------                 ---     -----------------------------    ----------------------    ---------
Samuel R. Campbell           69      Private Investments,             Director                  November
                                       Southampton, New York                                      1989

Beverly A. Cummings          42      Executive Vice President,        Director; Executive       February
                                       Finance, and Treasurer of        Vice President and        1988
                                       the Company; Executive Vice      Treasurer
                                       President, Finance, of
                                       PrimeEnergy Management
                                       Corporation

Charles E. Drimal, Jr.       47      President of the Company;        Director; President        October
                                       President of PrimeEnergy                                   1987
                                       Management Corporation

Charles E. Drimal, Sr.       76      Private Investments,             Director                   August
                                       New York, New York                                         1989

Matthias Eckenstein          65      Architect and Developer,         Director                   August
                                       Basel, Switzerland                                         1989

H. Gifford Fong              50      Investment Portfolio             Director                     May
                                       Manager, Walnut                                            1994
                                       Creek, California

Thomas S. T. Gimbel          40      Senior Vice President,           Director                    March
                                       PaineWebber, Incorporated,                                 1989
                                       Investment Bankers and
                                       Brokers, Weehawken, New
                                       Jersey

Clint Hurt                   59      President, Clint Hurt &          Director                  February
                                       Associates, Inc., a private                                1988
                                       oil and gas exploration
                                       company and drilling
                                       contractor, Midland, Texas

Robert de Rothschild         48      Private Investments,             Director                  February
                                       New York, New York                                         1988

                                                                           OFFICES HELD
                                                                             WITH THE           DIRECTOR
     NOMINEE                 AGE         PRINCIPAL OCCUPATION                COMPANY              SINCE
     -------                 ---     -----------------------------    ----------------------    ---------
Jarvis J. Slade              69      Merchant Banker                  Director                  November
                                       and Consultant,                                            1989
                                       New York, New York

Jan K. Smeets                47      Private Investments,             Director                  February
                                       Larchmont, New York                                        1988

Bennie H. Wallace, Jr.       43      Vice President, Corporate        Director; Vice              June
                                       Development of the Company;      President                 1993
                                       Vice President of
                                       PrimeEnergy Management
                                       Corporation

Gaines Wehrle                37      Senior Vice President,           Director                     May
                                       McJunkin Corporation,                                      1987
                                       Charleston, West Virginia

Michael H. Wehrle            39      Senior Vice President and        Director                     May
                                       Chief Financial Officer,                                   1987
                                       McJunkin Corporation,
                                       Charleston, West Virginia

     All of the above named nominees are currently Directors of the Company, and each has served continuously as a Director since the date indicated. Mr. Charles
E. Drimal, Jr. is the son of Mr. Charles E. Drimal, Sr. and Messrs. Gaines Wehrle and Michael H. Wehrle are brothers. There is no other family relationship between any nominee for Director or executive officer of the Company. The agreements between the Company and The American Energy Group entered into in October, 1987, pursuant to which The American Energy Group acquired 2,900,000 shares of the Company's Common Stock, provide that so long as McJunkin Corporation shall be the holder of ten percent or more of the Company's Common Stock, two persons designated by McJunkin Corporation will be nominated for election as Directors of the Company. Messrs. Gaines Wehrle and Michael H. Wehrle, who are presently serving as such Directors, have been designated by McJunkin Corporation and are nominees for election as Directors at the 1995 Annual Meeting.

     The Company does not have an audit, nominating, compensation or similar committee. The Board of Directors has an Executive Committee, composed of Messrs. Charles E. Drimal, Jr., Clint Hurt, Jan K. Smeets and Ms. Beverly A. Cummings, which Committee is authorized to exercise all the authority of the Board in the business and affairs of the Company, except as limited by applicable law.

     The total number of meetings of the Board of Directors during the fiscal year ended December 31, 1994, was three, and the Executive Committee held three meetings. Each incumbent Director attended at least 75% of the meetings of the Board and/or Executive Committee, except Messrs. Campbell, Fong, Gaines Wehrle and Michael Wehrle, each of whom was absent from one meeting of the Board and Mr. Gimbel, who was absent from two meetings of the Board. Directors are reimbursed for travel and related expenses in connection with attendance at Board and committee meetings. All Directors receive $500 for each Board or committee meeting attended.

     The executive officers of the Company, together with certain information concerning them, are set out below.

                                     OFFICES HELD WITH THE
        OFFICER            AGE              COMPANY
- -----------------------    ----    -------------------------
Charles E. Drimal, Jr.      47     President

Beverly A. Cummings         42     Executive Vice President,
                                     Finance, and Treasurer

Bennie H. Wallace, Jr.      43     Vice President, Corporate
                                     Development

Robert J. Kennedy, Jr.      30     Controller, PrimeEnergy
                                     Corporation and
                                     PrimeEnergy Management
                                     Corporation, a wholly-
                                     owned subsidiary of the
                                     Company

Lynne G. Pizor              35     Controller, Prime
                                     Operating Company,
                                     Eastern Oil Well
                                     Service Company and
                                     Southwest Oilfield
                                     Construction Company,
                                     Subsidiaries of the
                                     Company

James F. Gilbert            62     Secretary

     Each of the above officers were elected by the Board of Directors to their respective offices in May, 1994, at the annual meeting of the Board, except as noted below, and each will hold their respective offices until their successors are elected by the Board.

     The principal occupation and employment for the past five years of each of the Directors and nominees for Director and of each of the executive officers of the Company is as follows:

     Mr. Campbell is a real estate and business consultant in Southampton, New York. He is a graduate of Harvard College and holds a Certificate in Real Estate from New York University Graduate School. He is a director of a number of private companies and was elected a Director of the Company in November, 1989.

     Ms. Cummings is a Certified Public Accountant and holds a Bachelor of Science degree from the State University of New York and a Master of Business Administration from Rutgers University. She has been Vice President, Finance of PrimeEnergy Management Corporation since August, 1985, Secretary from May, 1983, to June, 1990, and was Controller from June, 1981, to January, 1986, and is a director of PrimeEnergy Management. She was elected Vice President, Finance and Treasurer of the Company in October, 1987, and has served as a Director of the Company since February, 1988.

     Mr. Charles E. Drimal, Jr. has served as a Director and President and Chief Executive Officer of the Company since October, 1987. He also is President and a director of PrimeEnergy Management Corporation, the Company's wholly-owned subsidiary and has held those positions since May, 1983. Mr. Drimal is a graduate of the University of Maryland and Samford University School of Law and is a member of the New York State Bar.

     Mr. Charles E. Drimal, Sr. is a private investor in New York, New York. He holds a Master of Sciences in Financial Services from The American College and is a Certified Life Underwriter and a Charter Financial Consultant. For 37 years he was a general agent for Penn Mutual Life Insurance Company and following his retirement continued to be active in private companies specializing in financial services and money management of pension and profit sharing plans. He is past president of the Center for Financial Studies in New York City and is active in civic groups in the New York City area. Mr. Drimal is a director and secretary-treasurer of PEG Capital Management Corp., a registered investment advisory company. He was elected a Director of the Company in August of 1989.

     Mr. Eckenstein is a Swiss citizen and a resident of Switzerland. He studied law and architecture in Basel, Switzerland, and at the University of Geneva and the Ecole des Beaux Arts, Paris, France. He is a director and principal in several privately held companies providing financial consulting services in construction, hotel management and architectural matters. He was elected a Director of the Company in August, 1989.

     Mr. Fong is president of Gifford Fong Associates, investment portfolio managers, Walnut Creek, California. He holds a Bachelor of Science, a Master of Business Administration and law degrees from the University of California. He is on the editorial boards of The Journal of Portfolio Management and The Financial Analysts Journal and is the author and contributor of numerous trade journal publications. Mr. Fong was elected a Director of the Company in May, 1944.

     Mr. Gimbel is a Senior Vice President of PaineWebber, Incorporated, investment bankers and brokers, Weehawken, New Jersey, where he has been employed since January, 1995, approximately the time of the acquisition of certain Kidder, Peabody & Co., Incorporated assets by PaineWebber, Incorporated. He is currently Director of Product Origination and Futures in the Retail Underwriting and Trading areas of the firm. Prior to January, 1995, and for more than five years, Mr. Gimbel was with Kidder, Peabody & Co., Incorporated, investment bankers and brokers in New York, New York. Mr. Gimbel holds a Bachelor of Arts degree in economics from Bowdoin College and a Master of Business Administration from Columbia University Graduate School of Business. He was elected a Director of the Company in March, 1989.

     Mr. Hurt is president of Clint Hurt & Associates, Inc., a private oil and gas exploration company and drilling contractor located in Midland, Texas. He is past president and a director of the Independent Oil & Gas Association of West Virginia and is a director of Texas Commerce Bank, Midland, Texas. He was elected a Director of the Company in February, 1988.

     Mr. de Rothschild, a citizen of France and a resident of the United States, is a private investor and Assistant Vice President of Rothschild Inc. He was a director of Rothschild North America from February, 1988, to January 1, 1994. He was elected a Director of the Company in February, 1988.

     Mr. Slade is a graduate of Yale University and holds a Master of Business Administration from Stanford Business School. For more than ten years he has acted as a merchant banker in New York City and serves as a director of Church & Dwight, Inc., a publicly traded company. He was elected a Director of the Company in November, 1989.

     Mr. Smeets, a citizen of the Netherlands and a resident of the United States, is a private investor in Larchmont, New York. He was elected as a Director of the Company in February, 1988. He is a graduate of M.I.T. and holds a Master of Business Administration from Stanford Business School. He was elected a Director of the Company in February, 1988.

     Mr. Wallace, who serves as Vice President, Corporate Development of the Company, has held the position of Vice President of the Company since March, 1989, and has been a director and Vice President and Acquisition Manager of PrimeEnergy Management Corporation since October, 1987. From 1983 to 1987, he was an independent petroleum engineer engaged in the evaluation and operation of oil and gas properties. He is a graduate of Louisiana State University with B.S. degree in petroleum engineering and is a registered professional engineer in the States of Texas and Louisiana. He was elected a Director of the Company in June, 1993.

     Mr. Gaines Wehrle is a Senior Vice President of McJunkin Corporation, Charleston, West Virginia, a privately held company and has held that position since April, 1987. McJunkin Corporation is a national distributor, primarily of pipes, valves and fittings. Prior to that date, he was manager of corporate development of the Company. He was elected a Director of the Company in May, 1987.

     Mr. Michael H. Wehrle is a Senior Vice President and Chief Financial Officer of McJunkin Corporation and has held that position since April, 1987. Prior to that date, he was vice president of Hillcrest Oil and Gas Company, a private company. He was elected a Director of the Company in May, 1987.

     Mr. Gilbert was a Director of the Company from its organization in March, 1973, to October, 1987. He has been Secretary of the Company from March, 1973, and Secretary of PrimeEnergy Management Corporation since June, 1990, and is an attorney in Dallas, Texas.

     Ms. Pizor has been Controller of Prime Operating Company since January, 1992, Eastern Oil Well Service Company since September, 1990, and Southwest Oilfield Construction Company since October, 1992. She also held that position with PrimeEnergy Management Corporation from January, 1986, through August, 1994, and with the Company from May, 1990, through August, 1994. She joined PrimeEnergy Management Corporation in October, 1984, as Manager of Partnership Accounting. She is a graduate of Wagner college with a Bachelor of Science degree in Economics and Business Administration and is a Certified Public Accountant.

     Mr. Kennedy was appointed Controller of PrimeEnergy Management Corporation and the Company in August, 1994. He joined PrimeEnergy Management Corporation in April, 1991, as Supervisor of Financial Reporting. He is a graduate of Fairfield University with a Bachelor of Science degree in Accounting and is a Certified Public Accountant.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table discloses compensation for the last three fiscal years ended December 31, 1994, received by the Company's Chief Executive Officer and the only three other executive officers of the Company or any of its subsidiaries, each of whose annual salary and bonus in any of such years exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                               ------------
                                                                                  AWARDS
                                                                  OTHER        ------------
                                   ANNUAL COMPENSATION            ANNUAL           (2)          ALL OTHER
     NAME AND PRINCIPAL       -----------------------------    COMPENSATION      OPTIONS       COMPENSATION
         POSITION(1)          YEAR    SALARY($)    BONUS($)       ($)(3)           (#)            ($)(4)
- ----------------------------- ----    ---------    --------    ------------    ------------    ------------
Charles E. Drimal, Jr.(5)     1994     187,935     110,000          5,668               --         9,992
  President, Chief            1993     182,461      65,545         42,649               --         9,830
  Executive Officer           1992     177,147      65,545         56,043               --         8,856
  and Director
Beverly A. Cummings           1994     171,033      50,000          1,500               --         7,727
  Executive Vice              1993     166,052      43,528          1,500               --         8,886
  President, Treasurer        1992     161,215      43,528          2,000               --         9,086
  and Director
Bennie H. Wallace, Jr.        1994     156,482      25,000          1,500               --         6,818
  Vice President,             1993     151,924      10,000          1,500               --         6,924
  Corporate                   1992     147,499      39,825             --               --         8,312
  Development
Lynne G. Pizor                1994      90,275       5,000             --               --         3,711
  Controller                  1993      90,275       1,806             --               --         3,824
                              1992      90,275      11,805         26,800               --         5,082

- ---------------

(1) Each of the named officers hold similar positions with the Company's subsidiaries and Mr. Drimal, Ms. Cummings and Mr. Wallace also serve as directors of each of the subsidiaries.

(2) References to "Restricted Stock Awards", "SARs" and "LTIP Payouts" in the Summary Compensation Table and to SARs in the Fiscal Year End Option Values table below have been omitted as the Company has no Restricted Stock Awards, SARs or LTIP Payouts.

(3) With respect to Mr. Drimal, includes $54,043, $41,149 and $4,168 received by him in each of 1992, 1993 and 1994, respectively, pursuant to a marketing agreement between Mr. Drimal and PrimeEnergy

     Management Corporation, the Company's wholly-owned subsidiary, in connection with the organization and marketing of oil and gas partnerships, joint ventures and other investment vehicles of which PrimeEnergy Management is to serve as general or managing partner; with respect to Mr. Drimal and Ms. Cummings, includes $2,000, $1,500 and $1,500 paid to each of them as Director's fees in 1992, 1993 and 1994, respectively; with respect to Mr. Wallace includes $1,500 and $1,500 paid as Director's fees in 1993 and 1994; and with respect to Ms. Pizor, includes $26,800 paid in connection with moving and relocation expenses in 1992.

(4) The amounts in this column represents the Company's matching contributions to its 401(k) plan to each of the named officers for the years indicated.

(5) In May, 1989, the Company entered into an employment agreement with Mr. Drimal providing for his employment as a principal executive officer of the Company for a term of seven and one half years at a minimum annual salary of $125,000, participation in other benefits provided by the Company to its employees and continuation of his then current salary for the remainder of the employment term in the event of disability.

STOCK OPTION GRANTS, OPTIONS EXERCISES AND HOLDINGS

     There were no stock options granted by the Company during the fiscal year ended December 31, 1994, and no options were exercised during that year. The following table sets forth information with respect to unexercised options held by the named executive officers of the Company at December 31, 1994.

                         FISCAL YEAR END OPTION VALUES

                                                      NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                           OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                       FISCAL YEAR-END (#)         FISCAL YEAR-END ($)(1)
                                                   ---------------------------   ---------------------------
                      NAME                         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------------------------------  -----------   -------------   -----------   -------------
Charles E. Drimal, Jr............................    747,500           --          820,931           --
Beverly A. Cummings..............................    100,000           --           99,625           --
Bennie H. Wallace, Jr............................     50,000           --           49,813           --
Lynne G. Pizor...................................     10,000           --            6,900           --

- ---------------

(1) The average bid price of the Company's Common Stock on December 31, 1994, as reported in the over-the-counter market was $2.19.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company engaged Coopers & Lybrand as the principal accountants for the Company with respect to the audit of the Company's financial statements for the years ended December 31, 1994, and 1993, and for the current year. The appointment of Coopers & Lybrand was effective December 15, 1993, upon approval of the Executive Committee of the Board of Directors.

     Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting of Stockholders on June 14, 1994, and will be available to answer stockholders' questions.

                            STOCKHOLDERS' PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's proxy statement and form of proxy and for consideration at its annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 1996 annual meeting, stockholder proposals must be received by the Company no later than December 29, 1995, and must otherwise comply with the requirements of Rule 14a-8.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Annual Report of the Company for its fiscal year ended December 31, 1994, accompanies this Proxy Statement. The audited financial statements of the Company are included in such Annual Report.

     It is important that proxies be returned promptly. Stockholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the 1995 Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            JAMES F. GILBERT
                                            Secretary

Stamford, Connecticut
April 26, 1995

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            PRIMEENERGY CORPORATION

PLEASE SIGN
 ON REVERSE
   SIDE AND
     RETURN
   PROMPTLY

        The undersigned shareholder of PrimeEnergy Corporation (the "Company"), revoking all prior proxies, does by these presents name, constitute and appoint Charles E. Drimal, Jr. and James F. Gilbert, and each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 17, 1995, or in respect of which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders, to be held on Wednesday, June 14, 1995, at 10:00 a.m., and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereon, on the matters set forth on reverse side.



                          (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)


- --------------------------------------------------------------------------------

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED.

                                                             /X/   Please mark
          ______________________                                    your votes
                 COMMON                                              as this




ITEM 1 - ELECTION OF DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING IN 1996 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

FOR all nominees listed                       WITHHOLD AUTHORITY to vote
  at the right (except                            for all nominees
as marked to the contrary)                      listed at the right
         / /                                           / /

NOMINEES: SAMUEL R. CAMPBELL, BEVERLY A. CUMMINGS, CHARLES E. DRIMAL, JR., CHARLES E. DRIMAL, SR., MATTHIAS ECKENSTEIN, H. GIFFORD FONG, THOMAS S. T. GIMBEL, CLINT HURT, ROBERT DE ROTHSCHILD, JARVIS J. SLADE, JAN K. SMEETS, BENNIE H. WALLACE, JR., GAINES WEHRLE AND MICHAEL H. WEHRLE

To withhold authority to vote for any individual nominee(s) enter the name of the nominee(s) in the space below:

________________________________________________________________________________

ITEM 2 - In their discretion the proxies appointed herein are authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either of them, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement both dated April 26, 1995, and a copy of the Company's Annual Report for the fiscal year ended December 31, 1994.

(Please sign as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. Attorneys should submit powers of attorney.)

DATED: ____________________________________, 1995

___________________________________________
              Signature

___________________________________________
              Signature